Exhibit 99.1

Q1 2020 APRIL 2020 Update | NASDAQ: MYRG INVESTOR PRESENTATION

2 MYR Group’s ability to execute its strategy of conservative, profitable, steady growth in a focused, scalable market -- electrical construction -- is a strength that differentiates us from the rest.

SAFE HARBOR STATEMENT 3 Forward - Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward - looking statements. The forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward - looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The forward - looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward - looking statement can be guaranteed, and actual results may differ materially from those projected. Forward - looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10 - K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K. MYR GROUP CONTACT Betty R. Johnson Chief Financial Officer 847.290.1891 investorinfo@myrgroup.com INVESTOR CONTACT David Gutierrez Dresner Corporate Services 312.780.7204 DGutierrez@dresnerco.com Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

TABLE OF CONTENTS Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix 4 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

5 For more than a century , MYR Group’s subsidiaries have served the electrical construction needs of clients. Our reputation for excellence in both our markets makes us a leader in the industry. Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

6 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. EXPANDING PRESENCE in C&I NATIONWIDE LEADER in T&D GROWING FOOTPRINT HEALTHY ORGANIC & ACQUISITIVE GROWTH STRONG PRESENCE IN KEY GROWTH MARKETS LONG STANDING CLIENT RELATIONSHIPS GROWING REVENUES RECORD BACKLOG EXTENSIVE, CENTRALIZED FLEET STABLE BALANCE SHEET SUPERIOR SAFETY PERFORMANCE NO EXTRAORDINARY LOSSES OR GOODWILL IMPAIRMENT Created by Gajah Mada Studio from the Noun Project A MARKET LEADER

7 STRATEGIC IMPERATIVES Ensures we are focused on the right work and programs Deliver positive financial results on a consistent basis while positioning the company for growth Strive to always be the first choice for our clients and remain one of the most reliable and efficient, high - value providers Sustain a culture that aids in attracting, retaining and developing the best people in the industry Continue investments in people, equipment, health, safety, the environment, technology, innovation, programs, process improvement, and sustainability Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. ORGANIZATIONAL EXCELLENCE FINANCIAL STRENGTH CUSTOMER SATISFACTION OPERATIONAL EXCELLENCE

8 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. • Considered an essential business as a provider of critical infrastructure services. • Remain committed to serving our customers and are responding and adhering to any new or heightened job - site requirements and guidelines to protect our front - line field employees. • Enacted measures to maintain safe, efficient, and resilient business operations during the pandemic, adjusting operations as needed. • Project execution and bidding opportunities have remained active to date. • T&D work activity primarily consists of small to medium - sized projects, and we continue to execute routine maintenance work under long - term MSAs. Drivers for T&D spending remain intact thus far. • A few C&I projects are temporarily halted, primarily in our New York, Northern California, and Seattle locations where shelter - in - place orders are the most stringent. We believe the primary markets we serve may be somewhat less vulnerable to economic slowing, such as healthcare, transportation, data centers, warehousing, renewable energy and water projects. • Entered 2020 with record backlog and further increased backlog in the first quarter. • Stimulus packages and infrastructure bills could promote increased spending. • Strong balance sheet with $185.1M in availability under our credit facility, funded debt to EBITDA leverage of 1.5x and management has continued to focus with heightened scrutiny on controlling costs and capital expenditures in these uncertain times COVID - 19 IMPACTS

9 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. The current COVID - 19 pandemic has had a significant impact on the global economy, including the US and Canadian economies, during the first quarter of 2020. As the situation continues to evolve, the Company is closely monitoring the impact of the COVID - 19 pandemic on all aspects of our business, including how it will impact our customers, subcontractors, suppliers, vendors and employees. The COVID - 19 pandemic started to have a negative impact on both of our operating segments during the last few weeks of the first quarter due to project restriction and stay - at - home orders. The Company is unable to predict the ultimate impact that COVID - 19 will have on our business, employees, liquidity, financial condition, results of operations and cash flows. Most of the Company’s operations are considered critical and essential businesses, making our projects generally exempt from stay - at - home or similar orders in certain parts of the United States and western Canada. However, if this pandemic persists for a prolonged period of time our business could be more significantly impacted as a result of prolonged unfavorable economic conditions. In addition, in response to the pandemic and related mitigation measures, the Company began implementing changes in March 2020 in an effort to protect our employees and customers, and to support appropriate health and safety protocols, including implementing remote, alternative and flexible work arrangements, where possible. While these measures have been necessary and appropriate, they may result in higher operating costs and could adversely impact our business, including certain operational, reporting, accounting or other processes. The situation surrounding COVID - 19 remains fluid, and if disruptions do arise, they could materially adversely impact our business. COVID - 19 IMPACTS

COMPREHENSIVE SERVICE OFFERINGS 10 TRANSMISSION & DISTRIBUTION (T&D) BUSINESS SEGMENT Transmission up to 765kV Overhead and Underground Distribution Substations Foundations & Caissons and Directional Boring Storm Restoration Renewables Segment Updates: ● 3/31/20 LTM T&D revenue of $1,121 million down from 2019 due to the substantial completion of a medium - sized transmission project that is nearing completion with high material component from the prior year ● Recent years growth primarily due to an increase in revenue on small to medium - sized transmission and distribution projects ● ~ 48% of T&D business is Master Service Agreement work Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. $622 $829 $722 $700 $795 $819 $879 $893 $1,134 $1,121 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM Millions T&D Revenue T&D Revenue 7.4% CAGR

COMPREHENSIVE SERVICE OFFERINGS 11 COMMERCIAL & INDUSTRIAL (C&I) BUSINESS SEGMENT Industrial Commercial Telecommunications Renewables Transportation/ Traffic Signalization Voice, Data, Video Systems Segment Updates: ● 03/31/20 LTM C&I record revenue of $1,000 Million ● Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI, and the Huen Companies in the second half of 2019 and 2018, respectively Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. $158 $170 $180 $244 $267 $324 $524 $638 $937 $1,000 $0 $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM Millions C&I Revenue C&I Revenue 25.0% CAGR

STRONG COMPETITIVE ADVANTAGE WE ARE… Expanding our depth and breadth of expertise while refining project delivery capabilities Helping our people reach their fullest potential through investments in training and development Building a future driven mindset and deploying new systems and technologies Supporting clean energy infrastructure and broadening our capabilities to meet the needs of our clients Maintaining long - standing client relationships and developing customized solutions to address their greatest needs. Inspired to do the right thing and investing in the communities in which we live and work Extending our geographical reach and expanding our service offerings Executing with health and safety as our #1 priority to maintain our industry - leading safety performance Focused on collaboration to create truly integrated and cohesive teams

POSITIONED FOR GROWTH 13 U.S./CANADA Long - term growth both organically and via acquisition T&D Transmission market outlook strong next 5+ years (higher ratio of small - medium/large projects) C&I Strength in C&I sector (Airport, Healthcare, Data Center, Hwy/Transp.) RENEWABLES Clean energy initiatives driving increased construction spend Success Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

VALUE CREATION OPPORTUNITIES 62 ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships STRATEGIC ACQUISITIONS Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise • Search for and evaluate strategic opportunities that achieve long - term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long - term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology and equipment Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. OFFICE LOCATIONS IN U.S. AND WESTERN CANADA

JULY 2019 ACQUISITION 15 • Expands our breadth of C&I service offerings in California and strengthens our market position in delivering cost - effective solutions to both new and existing customers • Expanded presence in California with established offices in: • Santa Fe Springs • San Marcos • San Jose • Palmdale • Santa Clarita Expands Geographic Reach & End Market Exposure • Offers a wide range of commercial and industrial electrical construction services with significant experience performing work in the solar, aerospace, healthcare, government and biomedical markets • Significant self - perform capabilities in electrical system construction and retrofit projects, technology integration, and alternative energy projects, preconstruction services, prefabrication, telecommunications, design - build/design - assist and integrated project delivery methodologies Expands Service Offerings • High - quality workforce and strong management team with decades of experience, who share our culture, values, and commitment to delivering superior service to our customers through operational experience Increases Skilled Workforce CSI ELECTRICAL CONTRACTORS, INC. Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

16 FAVORABLE T&D MARKET CONDITIONS Source: The C Three Group, North American Electric Distribution Market Forecast, September 2019 Historical and Projected Transmission Investment (Nominal Dollars) Source: EEI Transmission Projects: At A Glance, October 2018 (Note: r=revised) Transmission Spend Drivers System Reliability Aging Electric Grid Connecting Renewables Plant Retirements “Capital expenditures came in at $40.4 billion in 2018, a 9.3% increase from 2017. U.S. investor - owned utilities project planned spend from 2019 through at least 2023 is robust.” Distribution Spend Drivers Reliability Upgrades Aging Infrastructure Storm Hardening Housing Starts U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures by Ownership Type “EEI members’ transmission investments are expected to total $88.7 billion between 2018 - 2021 to make it more efficient, dynamic, and secure; and to continue to provide customers with affordable, reliable, safe and increasingly clean energy.” Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

17 MARKET OPPORTUNITIES The generation mix across the U.S. is changing as traditional baseload generation resources retire and renewable generation provides an increasingly large percentage of demand. Investor Presentation │APRIL │ ©2020 MYR GROUP INC. 45 GW of utility solar are operational today representing 60% of all U.S. solar PV capacity with projected 83.2 GW installed from 2020 - 2025 UTILITY SOLAR SOURCE: Solar Energy Industries Association (SEIA), March 2020 Provides ample engineer, procurement, and construction (EPC) opportunities for the generation site and transmission interconnect. 30 MW of offshore wind are operational today and in the next four to six years, U.S. developers expect to manufacture, construct, and install more than 9 GW of offshore wind. OFFSHORE WIND SOURCE: The Business Network for Offshore Wind (BNOW), March 2020

18 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. C&I’s strong $1.08B backlog as of 03/31/2020 is driven by: Hospitals Data Centers Airport Projects Transportation Work Aerospace Water / Wastewater Upgrades Associated General Contractors of America Construction spending in February increased 6.0 percent from February 2019, with year - over - year gains in both residential and nonresidential outlays, however construction spending is likely to decline for the foreseeable future due to projects being cancelled or delayed because of the coronavirus. The AGC is urging the administration to invest funds in an effort to flatten the curve -- improving the nation’s infrastructure and protect construction jobs. Source: AGC Newsroom • April 1, 2020 and April 17, 2020 ACTIVE C&I MARKET

19 DELIVERING STRONG RETURNS MYRG - CAGR 5.57% EME - CAGR 8.04% PWR - CAGR 2.16% MTZ - CAGR 10.23% DY - CAGR 0.25% -100.0% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% Dividend Adjusted Stock Return (12/26/2007 - 04/17/2020) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return MYR closed on its 144A private placement in December 2007; approximately 17.8 million shares of stock were sold at $13.00/sha re to qualified institutional buyers. MYR traded on FBR’s 144A portal from that date until it went public on August 12, 2008. The tra ding volume in the first month of going public was approximately 5.2 million shares and the closing prices ranged from $14.50/share to $1 6.6 0/share. Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 12/26/2007 13.00$ 24.43$ 26.82$ 10.48$ 27.53$ 4/17/2020 25.36$ 63.31$ 34.91$ 34.80$ 28.39$ Div. Adj. Stock Return 95.1% 159.1% 30.2% 232.1% 3.1% Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

20 BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH 18.3% 15.8% 9.9% 8.9% 8.7% 0.0% 5.0% 10.0% 15.0% 20.0% EME MTZ MYRG DY PWR 3 - Year Average ROIC Little off - balance - sheet leverage Limited goodwill Modest debt leverage Strong liquidity position – Renewed credit facility in Q3 2019, increasing the revolver to $375 million Substantial bonding capacity Investment in specialty equipment contributed to top - line organic growth and supports future organic growth Executed nine equipment notes totaling $59.8 million, enabling us to move a portion of our variable - rate debt to fixed rates and to increase our liquidity $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Millions Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYR 3 - year period is March 2018 – March 2020 Peer Group 3 - year period is December 2017 – December 2019 DY period is January 2018 – January 2020 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC. $42.3 $37.2 $42.7 $39.0 $46.6 $25.4 $30.8 $50.7 $57.8 $57.1 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM Millions CAPEX Investment CAPEX Spend CAPEX % of Rev Reduced CAPEX spend as a % of revenue from 5.4% in 2011 down to 2.7% as of LTM 3/31/2020

21 STRONG LONG - TERM FINANCIAL PERFORMANCE $0.60 $0.78 $1.00 $0.90 $0.94 $1.06 $1.14 $1.40 $1.53 $2.07 $2.12 $- $0.50 $1.00 $1.50 $2.00 $2.50 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM Billions Revenue by Work Type Trans. Dist. C&I 12.9% CAGR $0.66 $0.63 $0.70 $0.68 $0.96 $1.01 $1.10 $1.15 $1.14 $1.16 $1.37 $1.50 $1.54 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 1 2 3 4 1 2 3 4 1 2 3 4 1 2017 2018 2019 2020 Billions Backlog Backlog > 12 Mo 12 Mo. Backlog 32.6% CAGR $49.1 $80.7 $84.8 $92.0 $83.0 $78.8 $65.8 $86.6 $101.2 $107.6 $- $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM Millions EBITDA * EBITDA 10.0% CAGR $0.87 $1.60 $1.61 $1.69 $1.30 $1.23 $1.28 $1.87 $2.26 $2.40 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 13.1% CAGR * For reconciliation of EBITDA to net income, see page 21 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

Strong Financial Position Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Centralized Fleet & Corporate Operations Centralization allows for greater efficiency and leverage of company resources Positive Industry Outlook Regulatory environment supports growth and market analysts expect escalated spending through year 2020 Proven Strategy Execution Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Favorable Growth Prospects Opportunities for organic, vertical, horizontal and geographic growth Experienced Management Executive Management average 31+ years of industry experience INVESTMENT OUTLOOK Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

23 APPENDIX

24 CORPORATE GOVERNANCE OVERVIEW EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT • 7 of 9 directors are independent • 5 of 9 directors have significant energy / utility experience • Independent Chairman of the Board • Audit, Compensation and Nominating / Governance committees comprised solely of independent directors • Separate executive sessions of independent directors • Annual Board evaluations STRONG CORPORATE GOVERNANCE PRACTICES • Majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based ACCOUNTABILITY & RESPONSIVENESS • Board adopted majority voting for uncontested elections in December of 2015 based on input from shareholders • Proactive investor relations outreach to ensure active, ongoing engagement Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

25 Chief Executive Officer 37 years with MYRG 37 years in industry Rick Swartz Chief Financial Officer 20 years with MYRG 31 years in industry Betty Johnson Chief Legal Officer 1 year with MYRG 22 years in industry William Fry Chief Operating Officer – Transmission & Distribution 29 years with MYRG 31 years in industry Tod Cooper Chief Operating Officer – Commercial & Industrial 28 years with MYRG 35 years in industry Jeff Waneka EXPERIENCED MANAGEMENT TEAM 23 YEARS EXPERIENCED MANAGEMENT TEAM AVERAGES 31+ YEARS IN OUR INDUSTRY WITH MYR GROUP Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

MYR GROUP CUSTOMER SAMPLE 26 Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

27 EBITDA RECONCILIATION Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quart ers and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating perform anc e or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. ($ In Millions, Except Per Share Amounts)* LTM 2011 2012 2013 2014 2015 2016 2017 2018 2019 3/31/2020 Net Income 18.3$ 34.3$ 34.8$ 36.5$ 27.3$ 21.4$ 21.2$ 31.3$ 36.2$ 39.5$ Interest Expense, net 0.5 0.8 0.7 0.6 0.7 1.3 2.6 3.6 6.2 6.5$ Provision for Income Taxes 10.8 20.4 20.1 21.4 17.0 16.9 3.5 11.8 14.2 15.8$ Depreciation and Amortization 19.5 25.2 29.2 33.5 38.0 39.2 38.6 39.9 44.5 45.8$ EBITDA 49.1$ 80.7$ 84.8$ 92.0$ 83.0$ 78.8$ 65.8$ 86.6$ 101.2$ 107.6$ Diluted Weighted Average Shares Outstanding 21.0 21.2 21.4 21.5 21.0 17.5 16.5 16.6 16.7 16.7 EBITDA per Diluted Share 2.34$ 3.80$ 3.96$ 4.29$ 3.95$ 4.51$ 3.99$ 5.22$ 6.06$ 6.44$ Revenue 780.4$ 999.0$ 902.7$ 944.0$ 1,061.7$ 1,142.5$ 1,403.3$ 1,531.2$ 2,071.2$ 2,121.5$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.

FINANCIAL RATIO DEFINITIONS 28 S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third - party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. Net Income (LTM) [A] +[Net Interest Expense * (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning of LTM = Return on Invested Capital EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics Investor Presentation │ APRIL │ ©2020 MYR GROUP INC.